Filed Pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
TrueShares Low Volatility Equity Income ETF (DIVZ)
(the “Fund”)

February 8, 2024

Supplement to the
Prospectus, Summary Prospectus and
Statement of Additional Information (“SAI”)
each dated April 30, 2023

Effective February 20, 2024, the name of the Fund will change from “TrueShares Low Volatility Equity Income ETF” to “Opal Dividend Income ETF”. Accordingly, effective February 20, 2024, all references to the Fund’s current name in the Prospectus, Summary Prospectus, SAI, and all other Fund-related materials, including the Fund’s website, are deleted and replaced with “Opal Dividend Income ETF”

No action is required by current shareholders of the Fund as a result of this change. In addition, the Fund’s name change is not currently expected to have any effect on its ticker symbol, investment objective, investment strategy or other policies, and will not cause an increase in the Fund’s fees and expenses.

* * *

Please retain this Supplement with your Prospectus, Summary Prospectus and SAI for future reference.